Earnings (loss) per share	12 Months Ended
Dec. 31, 2017
Earnings (loss) per share
Earnings (loss) per share

18.Earnings (loss) per share

Basic earnings (loss) per share amounts are calculated by dividing net income (loss) for the period attributable to ordinary shareholders of the Company by the weighted average number of all shares outstanding during the period. Basic earnings (loss) per share have been computed, for all periods presented prior to June 18, 2016, to give effect to the 1-for-8 reverse share split of the Company’s ordinary shares as approved by the Talend S.A. General Meeting of shareholders on June 1, 2016 and effective as of June 18, 2016.

Diluted earnings (loss) per share amounts are calculated by dividing the net income (loss) for the period attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the period plus the weighted average number of ordinary shares that would be issued on the exercise of all dilutive share options, employee warrants (BSPCE) and warrants (BSA). Potential ordinary shares are treated as dilutive when their conversion to ordinary shares would decrease net income per share or increase net loss per share from continuing operations. As the Company was in a loss position for the year-to-date periods ended December 31, 2015, 2016 and 2017, the diluted loss per share is equal to basic loss per share.

The net loss and weighted average number of shares used in the calculation of basic and diluted earnings per share are as follows (in thousands, except per share data):

	Year Ended December 31,
	2015	2016	2017
Numerator (basic and diluted):
Net loss	$(22,006)	$(24,243)	$(31,208)
Denominator (basic and diluted):
Weighted-average ordinary shares outstanding	3,803	14,464	28,966

Basic and diluted net loss per share	$(5.79)	$(1.68)	$(1.08)